Exhibit 10.9

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT EXTENSION

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2021, by and among Heart Test Laboratories, Inc., a Texas corporation, (the “Company”), Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“FRV”), and John Q. Adams, a Texas resident, or his assigns, (“JQA”) (FRV and JQA each a “Lender” and together the “Lenders”) as defined in the Original Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company, the Lenders (collectively, the “Parties”) have previously entered into a Loan and Security Escrow Agreement dated on or around April 24, 2020 (the “Original Agreement”); and

WHEREAS, the Parties desire to extend the Maturity Date of the Original Agreement and the Original Agreement shall be repayable upon demand as set forth in this Amendment.

NOW THEREFORE, in consideration of the issuance of warrants to acquire 500,000 shares of common stock of the Company on terms set out in a separate warrant agreement and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

Section 1. Capitalized Terms. Capitalized terms used in this Amendment shall have the meaning set forth in the Original Agreement except as otherwise defined in this Amendment.

Section 2. Amendment. The Original Agreement is hereby amended, as follows:

(a) Paragraph 3.1 of the Original Agreement is hereby amended to read, in its entirety, as follows:

“The outstanding Principal Amount together with all Accrued Interest thereon shall be due and payable upon demand by the Lenders (“Maturity Date”). All payments and other charges due and payable un the Transaction Agreements shall be made in the lawful currency of the United States of America”

Section 3. Release or Claims Against Lenders.

THE COMPANY, BY SIGNING THIS AMENDMENT, HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDERS AND ANY AND ALL OF THEIR PARENT COMPANIES, SUBSIDIARY COMPANIES, AFFILIATED COMPANIES, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS TOGETHER

WITH ALL OF THEIR RESPECTIVE PRESENT AND FORMER MANAGERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE COMPANY HAS HAD, NOW HAS, OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

Section 4. Execution in Several Counterparts. This Amendment may be executed in several counterparts or by separate instruments and by facsimile transmission and all of such counterparts and instruments shall constitute one agreement, binding on all of the Parties hereto.

Section 5. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Governing Law. The laws of the State of Texas shall govern this Amendment without regard to principles of conflict of laws.

Section 7. Original Agreement. Except as expressly amended by this Amendment, the Original Agreement shall remain in full force and effect and all of the terms of the Original Agreement are hereby incorporated into this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

COMPANY:

HEART TEST LABORATORIES, INC.

By:	/s/ Mark Hilz
Printed:	Mark T. Hilz
Title:	CEO

LENDER:

FRONT RANGE VENTURES, LLC.

By:	/s/ Loren J. Richards
Printed:	Loren J. Richards
Title:	FWTB Trust Offier

LENDER:

JOHN Q. ADAMS

By:	/s/ John Q. Adams Sr.
Printed:
Title: